Exhibit 10.23

FORM OF SHAREHOLDERS AGREEMENT
by and among
EDUCATION MANAGEMENT CORPORATION,
GS CAPITAL PARTNERS V FUND, L.P.,
GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.,
GS CAPITAL PARTNERS V GmbH & Co. KG,
GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.,
GSCP V EDMC HOLDINGS, L.P.,
GS EDMC INVESTORS, LP,
PROVIDENCE EQUITY PARTNERS V L.P.,
PROVIDENCE EQUITY PARTNERS V-A L.P.,
PROVIDENCE EQUITY PARTNERS IV L.P.,
PROVIDENCE EQUITY OPERATING PARTNERS IV L.P,
PEP EDMC L.L.C.,
LEEDS EQUITY PARTNERS IV, L.P.
LEEDS EQUITY PARTNERS IV CO-INVESTMENT FUND A, L.P.
LEEDS EQUITY PARTNERS IV CO-INVESTMENT FUND B, L.P.
and
THE OTHER SHAREHOLDERS THAT ARE SIGNATORIES HERETO
Dated as of [•]

TABLE OF CONTENTS

		Page
ARTICLE I.
EFFECTIVENESS; DEFINITIONS

Section 1.1.	Effectiveness	1
Section 1.2.	Definitions	1
Section 1.3.	Other Interpretive Provisions	5

ARTICLE II.
REPRESENTATIONS AND WARRANTIES

Section 2.1.	Existence; Authority; Enforceability	6
Section 2.2.	Absence of Conflicts	6
Section 2.3.	Consents	6

ARTICLE III.
GOVERNANCE

Section 3.1.	Board of Directors	6
Section 3.2.	Committees	9

ARTICLE IV.
TRANSFERS OF SHARES

Section 4.1.	Limitations on Transfer	10
Section 4.2.	Transfer to Permitted Transferees	12
Section 4.3.	Tag Along Rights	12
Section 4.4.	Drag Along Rights	13
Section 4.5.	Rights and Obligations of Transferees	15
Section 4.6.	Additional Transfer Restrictions	16
Section 4.7.	Termination of Transfer Restrictions	16

ARTICLE V.
GENERAL PROVISIONS

Section 5.1.	Waiver by Shareholders	16
Section 5.2.	Assignment; Benefit	17
Section 5.3.	Freedom to Pursue Opportunities	17
Section 5.4.	Termination	17
Section 5.5.	Subsequent Acquisition of Shares	17
Section 5.6.	Severability	17
Section 5.7.	Entire Agreement	17
Section 5.8.	Amendment	18
Section 5.9.	Waiver	18
Section 5.10.	Counterparts	18

ii

     THIS SHAREHOLDERS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, this “Agreement”), dated as of [•], 2009, is made by and among the GSCP Parties, the Providence Parties, the Leeds Parties (each as defined herein) and the other shareholders that are signatories hereto (collectively, the “Shareholders”), and Education Management Corporation, a Pennsylvania corporation (the “Company”).
RECITALS
     WHEREAS, the Company is proposing to sell Company Shares (as defined below), to the public in an initial public offering (the “IPO”);
     WHEREAS, immediately after the completion of the Company’s IPO, it is expected that the Shareholders will own approximately [•]% of the outstanding Company Shares (or [•]% of the outstanding Company Shares if the underwriters exercise their option to purchase additional Company Shares from the Company);
     WHEREAS, each of the Shareholders and the Company are parties to an Amended and Restated Shareholders’ Agreement, dated as of October 30, 2006, as amended (the “October 2006 Agreement”); and
     WHEREAS, subject to the terms and conditions herein, the Shareholders and the Company desire to terminate the October 2006 Agreement and enter into this Agreement to provide for the management of the Company and to set forth certain rights and obligations of the Shareholders upon the consummation of the IPO.
     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
EFFECTIVENESS; DEFINITIONS
     Section 1.1. Effectiveness. This Agreement shall become effective simultaneous with, and subject to, the listing of Company Shares on The Nasdaq Stock Market in connection with the completion of the IPO. In no event shall this Agreement become effective prior to the listing of Company Shares on The Nasdaq Stock Market.
     Section 1.2. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     “Affected Shareholder” has the meaning set forth in Section 5.8.
     “Affiliate” means (i) with respect to any Person, (x) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (y) if such Person is a private equity investment fund, any other private equity investment fund the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof, or (ii) with respect to any individual, the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such Person, or the spouse thereof and any trust, limited liability company, limited partnership, private foundation or other estate planning vehicle for such Person or for the benefit of any of the foregoing or other Persons pursuant to the laws of descent and distribution. It being understood and agreed that, for purposes hereof, (A)  each GSCP Party shall be deemed to be an Affiliate of every other GSCP Party, (B) each Providence Party shall be deemed to be an Affiliate of every other Providence Party, (C) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Shareholder, (D) (1) none of the GSCP Parties, the GS PEP Funds or GS EDMC Investors, L.P. shall be deemed to be an Affiliate of any of the Providence Parties or the Providence Co-Investors and (2) except for purposes of Sections 3.3, 5.3, 5.16 and 5.17 and except as expressly provided, none of the GS PEP Funds or GS EDMC Investors. L.P. shall be deemed to be an Affiliate of any of the GSCP Parties, (E) none of the Providence Co-Investors shall be deemed to be an Affiliate of any of the GSCP Parties, the GS PEP Funds, GS EDMC Investors, L.P., or the Providence Parties, and (F) none of the Leeds Parties shall be deemed to be an Affiliate of any of the GSCP Parties, the GS PEP Funds, GS EDMC Investors, L.P., the Providence Parties or the Providence Co-Investors.
     “Affiliated Officer” means an officer of the Company affiliated with the GSCP Parties, the Providence Parties or the Leeds Parties.
     “Agreement” has the meaning set forth in the preamble.
     “Board of Directors” means the board of directors of the Company.
     “Breaching Drag-Along Shareholder” has the meaning set forth in Section 4.4(d).
     “Breaching Shareholder” has the meaning set forth in Section 3.1(g).
     “Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Company” has the meaning set forth in the preamble.
     “Company Shares” means common shares of the Company, par value $0.01 per share.
     “Cure Period” has the meaning set forth in Section 3.1(g).
     “Drag-Along Buyer” has the meaning set forth in Section 4.4(a).
     “Drag-Along Election” has the meaning set forth in Section 4.4(a).
     “Drag-Along Notice” has the meaning set forth in Section 4.4(a).
     “Drag-Along Proxy Holder” has the meaning set forth in Section 4.4(d).
     “Drag-Along Sale” has the meaning set forth in Section 4.4(a).

     “Drag-Along Shareholders” has the meaning set forth in Section 4.4(a).
     “Escrow Agent” has the meaning set forth in Section 4.4(e).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
     “Governing Documents” means the amended and restated articles of incorporation of the Company, as amended or modified from time to time, and the amended and restated by-laws of the Company, as amended or modified from time to time.
     “GS PEP Funds” means GS Private Equity Partners 2000, L.P., GS Private Equity Partners 2000 Offshore Holdings, L.P., GS Private Equity Partners 2000 – Direct Investment Fund, L.P., GS Private Equity Partners 2002, L.P., GS Private Equity Partners 2002 Offshore Holdings, L.P., GS Private Equity Partners 2002 – Direct Investment Fund, L.P., GS Private Equity Partners 2002 Employee Fund, L.P., GS Private Equity Partners 2004, L.P., GS Private Equity Partners 2004 Offshore Holdings, L.P., GS Private Equity Partners 2004 – Direct Investment Fund, L.P., GS Private Equity Partners 2004 Employee Fund, L.P. and Multi-Strategy Holdings, LP.
     “GSCP Parties” means, collectively, GS Capital Partners V Fund, L.P., GS Capital Partners V Offshore Fund, L.P., GS Capital Partners V GmbH & Co. KG, GS Capital Partners V Institutional, L.P., GSCP V EDMC Holdings, L.P., and any Affiliates of the foregoing to whom Company Shares are Transferred after the date hereof.
     “Initial Post-IPO Share Ownership” means, with respect to the GSCP Parties, [•] Company Shares, with respect to the Providence Parties, [•] Company Shares, and with respect to each other Shareholder, the number of Company Shares held by such Shareholder immediately following the Company’s IPO, in each case, as adjusted pursuant to any stock splits, dividends, recapitalizations or other similar events.
     “IPO” has the meaning set forth in the recitals.
     “Leeds IV” means Leeds Equity Partners IV, L.P.
     “Leeds Parties” means, collectively, Leeds IV, Leeds Equity Partners IV Co-Investment Fund A, L.P. and Leeds Equity Partners IV Co-Investment Fund B, L.P.
     “Nasdaq” means the Nasdaq Global Market.
     “Necessary Action” means, with respect to a specified result, all actions (to the extent such actions are permitted by law and by the Governing Documents) necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Company Shares, (ii) causing the adoption of shareholders’ resolutions and amendments to the Governing Documents, (iii) causing members of the Board of Directors (to the extent such members were nominated or designated by the Person obligated to undertake the Necessary Action, and subject to any fiduciary duties that such members may have as directors of the Company) to act in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments, and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.
     “October 2006 Agreement” has the meaning set forth in the recitals.
     “Permitted Transferee” means (i) in the case of any Shareholder that is a partnership or limited liability company, any Affiliate of such Shareholder, (ii) in the case of any Shareholder that is a corporation, any Person that owns a majority of the voting stock of such Shareholder, or any Person that is a direct or indirect wholly-owned subsidiary of such Shareholder, (iii) in the case of any Shareholder that is an individual, any successor by death or divorce, (iv) in the case of any Shareholder that is a trust whose sole beneficiaries are individuals, such individuals or their spouses or lineal descendants, or (v) in the case of AlpInvest Partners CS Investments 2006 C.V., and AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V., Stichting Pensioenfonds ABP and Stichting Pensioenfonds Zorg en Welzijn and their Affiliates.
     “Person” means an individual, partnership, limited liability company, corporation, trust, association, estate, unincorporated organization or a government or any agency or political subdivision thereof.
     “Proposed Transfer” has the meaning set forth in Section 4.3(a).
     “Proposed Transferee” has the meaning set forth in Section 4.3(a).
     “Providence Co-Investors” means Fisher Lynch Co-Investment Partnership, L.P., Ontario Teachers’ Pension Plan Board, General Electric Pension Trust, Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., Citigroup Capital Partners II 2006 Citigroup Investment, L.P., AlpInvest Partners CS Investments 2006 C.V., and AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V., in each case, if and to the extent such parties own Company Shares.
     “Providence Parties” means Providence Equity Partners V L.P., Providence Equity Partners V-A L.P., Providence Equity Partners IV L.P., Providence Equity Operating Partners IV L.P., PEP EDMC L.L.C., and any Affiliates of the foregoing to whom Company Shares are Transferred after the date hereof.
     “Proxy Holder” has the meaning set forth in Section 3.1(g).
     “Qualifying Shareholder” means (a) the GSCP Parties so long as the GSCP Parties beneficially own in the aggregate 2.0% or more of the outstanding Company Shares and (b) the Providence Parties so long as the Providence Parties beneficially own in the aggregate 2.0% or more of the outstanding Company Shares.
     “Required Shareholders” has the meaning set forth in Section 5.8.

     “Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of June 1, 2006, by and among the Shareholders and the other parties that are signatories thereto.
     “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Securities and Exchange Commission under the rules and regulations promulgated under the Securities Act, including any related prospectus, amendments and supplement to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related prospectus) filed on Form S-8 or any successor form thereto.
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
     “Selling Shareholders” has the meaning set forth in Section 4.4(a).
     “Shareholders” has the meaning set forth in the preamble.
     “Sponsor Director” means any director appointed by a GSCP Party or a Providence Party.
     “Sponsor Party” has the meaning set forth in Section 5.3.
     “Tagging Shareholder” has the meaning set forth in Section 4.3(a).
     “Transfer” means, with respect to any Company Shares, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of such Company Shares, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law; and “Transferred,” “Transferee,” and “Transferability” shall each have a correlative meaning. For the avoidance of doubt, a transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of an interest in any Shareholder, or direct or indirect parent thereof, all or substantially all of whose assets are Company Shares shall constitute a “Transfer” of Company Shares for purposes of this Agreement. For the avoidance of doubt, it is understood and agreed that any change in ownership of The Goldman Sachs Group, Inc., Goldman, Sachs & Co., or their successors shall not be deemed to be a “Transfer” by any GSCP Party, any GS PEP Fund, GS EDMC Investors, LP or any of their respective Affiliates.
     Section 1.3. Other Interpretive Provisions.
     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
     (b) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and Section references are to this Agreement unless otherwise specified.

     (c) The term “including” is not limiting and means “including without limitation.”
     (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
     (e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES
     Each of the parties to this Agreement hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement:
     Section 2.1. Existence; Authority; Enforceability. Such party has the power and authority to enter into this Agreement and to carry out its obligations hereunder. Such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms.
     Section 2.2. Absence of Conflicts. The execution and delivery by such party of this Agreement and the performance of its obligations hereunder does not and will not (a) conflict with, or result in the breach of any provision of the constitutive documents of such party; (b) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected; or (c) violate any law applicable to such party.
     Section 2.3. Consents. Other than any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein.
ARTICLE III.
GOVERNANCE
     Section 3.1. Board of Directors.
          (a) The Shareholders and the Company shall take all Necessary Action to cause the Board of Directors to be comprised of not less than three (3) nor more than fifteen (15)

directors, (i) two (2) of whom shall be designated by the GSCP Parties, (ii) two (2) of whom shall be designated by the Providence Parties, (iii) one (1) of whom shall be designated by Leeds IV, (iv) one (1) of whom shall be the Chief Executive Officer (or equivalent) of the Company, (vii) one (1) of whom shall be the Chairman of the Company, and (viii) the remainder of whom shall be elected in accordance with the articles of incorporation and bylaws of the Company, provided that:
     (i) if the GSCP Parties cease to beneficially own in the aggregate 10% or more of the outstanding Company Shares, then the GSCP Parties shall only be entitled to designate one (1) director for election to the Board of Directors; and provided, further, that if the GSCP Parties cease to beneficially own in the aggregate 2% or more of the outstanding Company Shares, then the GSCP Parties shall not be entitled to designate any directors for election to the Board of Directors pursuant to this Agreement;
     (ii) for so long as the GSCP Parties are entitled to designate one or more directors for election to the Board of Directors, one of such directors shall be designated by GS Capital Partners V Institutional, L.P.;
     (iii) if the Providence Parties cease to beneficially own in the aggregate 10% or more of the outstanding Company Shares, then the Providence Parties shall only be entitled to designate one (1) director for election to the Board of Directors; and provided, further, that if the Providence Parties cease to beneficially own in the aggregate 2% or more of the outstanding Company Shares, then the Providence Parties shall not be entitled to designate any directors for election to the Board of Directors pursuant to this Agreement;
     (iv) for so long as the Providence Parties are entitled to designate two (2) directors for election to the Board of Directors, one of such directors shall be designated by Providence Equity Partners V L.P and one of such directors shall be designated by Providence Equity Partners IV L.P.; and provided, further, that if the Providence Parties are entitled to designate only one director for election to the Board of Directors, such director shall be designated by Providence Equity Partners V L.P.;
     (v) if the Leeds Parties cease to beneficially own 2% or more of the outstanding Company Shares, then Leeds IV shall not be entitled to designate any directors for election to the Board of Directors pursuant to this Agreement; and
     (vi) within one year after the Company ceases to qualify as a “controlled company” under Nasdaq rules, the GSCP Parties, the Providence Parties and Leeds IV shall cause a sufficient number of their designees to qualify as “independent directors” under Nasdaq rules to ensure that the Board of Directors complies with applicable Nasdaq independence rules.
     To the extent that the number of directors that the GSCP Parties, the Providence Parties or Leeds IV are entitled to designate pursuant to this Section 3.1(a) is reduced, the GSCP Parties,

the Providence Parties or Leeds IV, as the case may be, shall cause the required number of directors to promptly resign from the Board of Directors and any vacancies resulting from such resignation shall be filled with independent directors (within the meaning of the Nasdaq rules) by the Board of Directors in accordance with the Governing Documents.
          (b) Subject to Section 3.1(a), each of the GSCP Parties, the Providence Parties and Leeds IV shall have the exclusive right to appoint and remove its respective designees to the Board of Directors, as well as the exclusive right to fill vacancies created by reason of death, removal or resignation of such designees, and the Shareholders and the Company shall take all Necessary Action to cause the Board to be so constituted.
          (c) The initial directors designated by the GSCP Parties pursuant to Section 3.1(a) shall be Adrian M. Jones and Mick J. Beekhuizen. The initial directors designated by the Providence Parties pursuant to Section 3.1(a) shall be Paul J. Salem and Peter O. Wilde. The initial director designated by Leeds IV pursuant to Section 3.1(a) shall be Jeffrey T. Leeds. The remainder of the initial directors shall be (i) pursuant to Section 3.1(a), (1) the Chief Executive Officer (or equivalent) of the Company, and (2) the Chairman of the Company, (ii) Leo F. Mullin, (iii) Michael K. Powell, and (iv) Samuel C. Cowley.
          (d) A majority of the directors in office shall constitute a quorum for the transaction of business, and actions may be taken by a majority of the members present at any meeting at which a quorum is present. The Board of Directors shall designate a chairman.
          (e) The Company shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and any committees thereof, including without limitation travel, lodging and meal expenses. For the avoidance of doubt, directors designated by the GSCP Parties, the Providence Parties and Leeds IV shall receive compensation for serving on the Board of Directors and on any committees thereof equivalent to the compensation paid to other non-management directors for such service.
          (f) The Company shall obtain customary director and officer indemnity insurance on commercially reasonable terms and the terms of such insurance shall be reasonably acceptable to (i) the GSCP Parties for so long as the GSCP Parties are entitled to designate at least one director for election to the Board of Directors pursuant to Section 3.1(a) and (ii) the Providence Parties for so long as the Providence Parties are entitled to designate at least one director for election to the Board of Directors pursuant to Section 3.1(a).
          (g) Solely for purposes of Section 3.1(a), and in order to secure the performance of each Shareholder’s obligations under Section 3.1(a), each Shareholder hereby irrevocably appoints each other Shareholder that qualifies as a Proxy Holder (as defined below) the attorney-in-fact and proxy of such Shareholder (with full power of substitution) to vote or provide a written consent with respect to its Company Shares as described in this paragraph if, and only in the event that, such Shareholder fails to vote or provide a written consent with respect to its Company Shares in accordance with the terms of Section 3.1(a) (each such Shareholder, a “Breaching Shareholder”). Each Breaching Shareholder shall have five (5) Business Days from the date of a request for such vote or written consent (the “Cure Period”) to cure such failure. If after the Cure Period the Breaching Shareholder has not cured such failure, any Shareholder whose designees to the Board were required to be approved by the Breaching Shareholder pursuant to Section 3.1(a) but were not approved by the Breaching Shareholder, shall have and is hereby irrevocably granted a proxy to vote or provide a written consent with respect to each such Breaching Shareholder’s Company Shares for the purposes of taking the actions required by Section 3.1(a) (such Shareholder, a “Proxy Holder”), and of removing from office any directors elected to the Board in lieu of the designees of the Proxy Holder who should have been elected pursuant to Section 3.1(a). Each Shareholder intends this proxy to be, and it shall be, irrevocable and coupled with an interest, and each Shareholder will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revoke any proxy previously granted by it with respect to the matters set forth in Section 3.1(a) with respect to the Company Shares owned by such Shareholder. Notwithstanding the foregoing, the conditional proxy granted by this Section 3.1(g) shall be deemed to be revoked upon the termination of this Article III in accordance with its terms.
          (h) Notwithstanding the foregoing, the provisions of this Section 3.1 shall not apply to Citigroup Capital Partners II Employee Master Fund, L.P., Citigroup Capital Partners II Onshore, L.P., Citigroup Capital Partners II Cayman Holdings, L.P., and Citigroup Capital Partners II 2006 Citigroup Investment, L.P.
     Section 3.2. Committees. For so long as the GSCP Parties are entitled to designate at least one director for election to the Board of Directors pursuant to Section 3.1(a), the GSCP Parties shall have the right to have at least one (1) of its designated directors on each committee (with the exception of the Audit Committee) of the Board of Directors of the Company, to the extent such directors are permitted to serve on such committees under SEC and Nasdaq rules applicable to the Company. For so long as the Providence Parties are entitled to designate at least one director for election to the Board of Directors pursuant to Section 3.1(a), the Providence Parties shall have the right to have at least one (1) of its designated directors on each committee (with the exception of the Audit Committee) of the Board of Directors of the Company, to the extent such directors are permitted to serve on such committees under SEC and Nasdaq rules applicable to the Company. For so long as the GSCP Parties and the Providence Parties collectively beneficially own 30% or more of the outstanding Company Shares and each of the GSCP Parties and the Providence Parties are entitled to designate at least one director for election to the Board of Directors pursuant to Section 3.1(a), (i) Sponsor Directors shall constitute the majority of each committee with one or more Sponsor Directors and (ii) at the election of the GSCP Parties and the Providence Parties that beneficially own Company Shares, the chairman of each committee with one or more Sponsor Directors shall be a Sponsor Director mutually agreed upon by the GSCP Parties and the Providence Parties that beneficially own Company Shares. In the event that SEC or Nasdaq rules applicable to the Company limit the number of Sponsor Directors that can serve on any committee (other than the Audit Committee), the parties shall allocate committee membership among Sponsor Directors in as equitable a manner as possible, taking into account the relative level of ownership by such sponsor and considering committee preferences.
     Section 3.3. Information; Duties.

          (a) Each Shareholder agrees and acknowledges that the directors designated by the GSCP Parties, the Providence Parties and Leeds IV may share confidential, non-public information about the Company with the GSCP Parties, the Providence Parties and the Leeds Parties, respectively; provided that such parties agree to keep such information confidential and agree to comply with all applicable securities laws in connection therewith, and provided, further, that information protected by attorney client privilege or attorney work product will not be disclosed to the extent such disclosure will cause the loss of such privilege.
          (b) The Company and the Shareholders hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that when any of the GSCP Parties, the Providence Parties, the Leeds Parties or their respective Affiliates takes any action under this Agreement to give or withhold its consent, such Person shall, to the fullest extent permitted by Pennsylvania law, have no duty to consider the interests of the Company or the other Shareholders or any other shareholders of the Company and may act exclusively in its own interest and shall have only the duty to act in good faith; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.
ARTICLE IV.
TRANSFERS OF SHARES
     Section 4.1. Limitations on Transfer.
          (a) No Shareholder shall be entitled to Transfer any of its Company Shares at any time if such Transfer would:
     (i) violate the Securities Act, or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the applicable Transfer of Company Shares;
     (ii) cause the Company to become subject to the registration requirements of the U.S. Investment Company Act of 1940, as amended from time to time; or
     (iii) be a “prohibited transaction” under ERISA or the Code or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code.
          (b) In addition, except (w) in connection with the exercise of “piggyback” rights under the Registration Rights Agreement, (x) as permitted by Section 4.2, (y) as Tagging Shareholders pursuant to Section 4.3, or (z) in order to comply with Section 4.4 as a Drag-Along Shareholder, until both the GSCP Parties and the Providence Parties cease to be Qualifying Shareholders, no Shareholder may Transfer any Company Shares, except (i) in the case of the GSCP Parties, with the prior written consent of the Providence Parties; provided, however, that no such consent shall be required if the Providence Parties are no longer Qualifying Shareholders; (ii) in the case of the GS PEP Funds and GS EDMC Investors, LP, with the prior written consent of the GSCP Parties; provided, however, that no such consent shall be required if the GSCP Parties are no longer Qualifying Shareholders; (iii) in the case of the Providence Parties, with the prior written consent of the GSCP Parties; provided, however, that no such consent shall be required if the GSCP Parties are no longer Qualifying Shareholders; (iv) in the case of the Providence Co-Investors, with the prior written consent of the Providence Parties; provided, however, that no such consent shall be required if the Providence Parties are no longer Qualifying Shareholders; and (v) in the case of any other Shareholder, with the prior written consent of either the Providence Parties (for so long such parties are Qualifying Shareholders) or the GSCP Parties (for so long such parties are Qualifying Shareholders); provided, however, that no such consent shall be required if at such time neither the GSCP Parties nor the Providence Parties are Qualifying Shareholders. For the avoidance of doubt, any Company Shares received by a Shareholder pursuant to a pro-rata distribution by any other Shareholder to its partners or members that is consented to pursuant to this Section 4.1(b) shall not be subject to the restrictions set forth in Sections 4.1, 4.2, 4.3 and 4.4 unless the other partners or members receiving such Company Shares become a party to this Agreement (if they are not already parties hereto) or otherwise agree to the restrictions set forth in Sections 4.1, 4.2, 4.3 and 4.4. In addition, each of the GSCP Parties and the Providence Parties (as applicable) agrees (a) to provide the other (i.e. either the GSCP Parties or the Providence Parties, as appropriate) written notice as soon as reasonably practicable (x) after receiving a request from any Shareholder to consent to a Transfer of Company Shares pursuant to this Section 4.1(b) and (y) after granting a consent to Transfer Company Shares pursuant to this Section 4.1(b), (b) to provide written notice, as soon as reasonably practicable after the granting of a consent to a Shareholder to Transfer Company Shares pursuant to this Section 4.1(b), to each other Shareholder of the granting of such consent and (c) that when granting a consent to any Shareholder to Transfer Company Shares pursuant to this Section 4.1(b), such GSCP Party or Providence Party (as applicable) will not unreasonably withhold its consent from any other Shareholder requesting a consent to contemporaneously Transfer a proportionate number of Company Shares pursuant to this Section 4.1(b).
          (c) In the event of a purported Transfer by a Shareholder of any Company Shares in violation of the provisions of this Agreement (including Section 4.6), such purported Transfer will be void and of no effect, and the Company will not give effect to such Transfer.
          (d) Each certificate evidencing the Company Shares shall bear the following restrictive legend, either as an endorsement or on the face thereof:
THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF A SHAREHOLDERS AGREEMENT, DATED AS OF [•], COPIES OF WHICH ARE ON FILE WITH THE ISSUER OF THIS CERTIFICATE. NO SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION SHALL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SUCH SHAREHOLDERS AGREEMENT HAVE BEEN COMPLIED WITH IN FULL.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.
          (e) In the event that the restrictive legend set forth in Section 4.1(d) has ceased to be applicable, or upon request by a Shareholder proposing to Transfer Company Shares pursuant to any Transfer permitted under this Agreement, the Company shall provide such Shareholder, or its transferees, at their request, without any expense to such Persons (other than applicable transfer taxes and similar governmental charges, if any), with new certificates for such securities not bearing the legend with respect to which the restriction has ceased and terminated (it being understood that the restriction referred to in the first paragraph of the legend in Section 4.1(d) shall cease and terminate upon the termination of this Article IV).
     Section 4.2. Transfer to Permitted Transferees. Subject to the provisions of Section 4.1(a), Section 4.5, and Section 4.6, a Shareholder may Transfer any or all of its Company Shares to a Permitted Transferee of such Shareholder; provided that each Permitted Transferee of any Shareholder to which Company Shares are Transferred shall, and such Shareholder shall cause such Permitted Transferee to, Transfer back to such Shareholder (or to another Permitted Transferee of such Shareholder) any Company Shares it owns if such Permitted Transferee ceases to be a Permitted Transferee of such Shareholder.
     Section 4.3. Tag Along Rights.
          (a) In the case of a proposed Transfer (a “Proposed Transfer”) approved pursuant to Section 4.1(b) by a Shareholder (a “Transferring Shareholder”) to a proposed transferee (a “Proposed Transferee”) of Company Shares owned by such Transferring Shareholder, other than a Transfer (i) to a Permitted Transferee, (ii) pursuant to an underwritten registered public offering, (iii) pursuant to a bona fide sale pursuant to a brokers’ transaction, transaction directly with a market maker or riskless principal transaction in each case in accordance with Rule 144 under the Securities Act (including, without limitation, block trades), (iv) pursuant to the Registration Rights Agreement, (v) in order to comply with Section 4.4 as a Drag-Along Shareholder or (vi) pursuant to a pro-rata distribution made by a Shareholder to its partners or members, each other Shareholder who exercises its rights under this Section 4.3(a) (a “Tagging Shareholder”) shall have the right to require the Transferring Shareholder to cause the Proposed Transferee to purchase from such Tagging Shareholder up to a number of its Company Shares equal to the product of (A) (x) the total number of Company Shares held by the Tagging Shareholder divided by (y) the total number of Company Shares held by all Shareholders participating in such Transfer (including the Transferring Shareholder and the Tagging Shareholders) and (B) the aggregate number of Company Shares proposed to be Transferred to the Proposed Transferee.

          (b) The Transferring Shareholder shall give notice to each other Shareholder of a Proposed Transfer not later than five (5) Business Days prior to the closing of the Proposed Transfer, setting forth the number of Company Shares proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration (and, if such consideration consists in part or in whole of property other than cash, the Transferring Shareholder shall provide such information, to the extent reasonably available to the Transferring Shareholder, relating to such non-cash consideration as the other Shareholders may reasonably request in order to evaluate such non-cash consideration), and other terms and conditions of payment offered by the Proposed Transferee. The Transferring Shareholder shall deliver or cause to be delivered to each Tagging Shareholder copies of all transaction documents relating to the Proposed Transfer as the same become available. The tag-along rights provided by this Section 4.3 must be exercised by a Shareholder within three (3) Business Days following receipt of the notice required by the first sentence of this Section 4.3(b), by delivery of a written notice to the Transferring Shareholder indicating its desire to exercise its rights and specifying the number of Company Shares it desires to Transfer.
          (c) Any Transfer of Company Shares by a Tagging Shareholder to a Proposed Transferee pursuant to this Section 4.3 shall be on the same terms and conditions (including, without limitation, price, time of payment and form of consideration) as to be paid to the Transferring Shareholder and each Tagging Shareholder must agree to the same conditions to the Proposed Transfer as the Transferring Shareholder agrees (including representations, warranties, covenants, indemnities and other agreements, but not any non-competition or similar agreements or covenants that would bind the Tagging Shareholder or its Affiliates); provided, however, that no Shareholder shall be required to make any representations or warranties in any agreement relating to a Proposed Transfer other than representations and warranties relating to such Shareholder and the ownership of its Company Shares that are customary in similar transactions including, without limitation, representations and warranties relating to title, authorization and execution and delivery; it being further understood that all such representations, warranties, covenants, indemnities and agreements shall be made by the Transferring Shareholder and each Tagging Shareholder severally and not jointly and that, except with respect to individual representations, warranties, covenants, indemnities and other agreements of the Tagging Shareholder as to the unencumbered title to its Company Shares and authorization and execution and delivery of the applicable agreements and such Company Shares, the aggregate amount of the liability of the Tagging Shareholder shall not exceed the lesser of (i) such Tagging Shareholder’s pro rata portion of any such liability to be determined in accordance with such Tagging Shareholder’s portion of the total number of Company Shares included in such Transfer or (ii) the proceeds to such Tagging Shareholder in connection with such Transfer. Each Tagging Shareholder shall be responsible for its proportionate share of the costs of the Proposed Transfer to the extent not paid or reimbursed by the Proposed Transferee or the Company.
     Section 4.4. Drag Along Rights.
          (a) If Shareholders holding, in the aggregate, greater than fifty percent (50%) of the Company Shares owned by the Shareholders from time to time (the “Selling Shareholders”) agree to enter into a bona fide sale transaction (the “Drag-Along Sale”) which would result in the Transfer of more than fifty percent (50%) of the aggregate Company Shares (including any Company Shares held by other holders of Company Shares, including any Drag-

Along Shareholders) to one or more third parties that is not a Permitted Transferee or Affiliate of any Selling Shareholder (the “Drag-Along Buyer”), the Selling Shareholders may deliver written notice (a “Drag-Along Notice”) to each other Shareholder (the “Drag-Along Shareholders”), stating that such Selling Shareholders wish to exercise their rights under this Section 4.4 with respect to such Transfer (a “Drag-Along Election”), and setting forth the name and address of the Drag-Along Buyer, the number of Company Shares proposed to be Transferred, the proposed amount and form of the consideration, and all other material terms and conditions offered by the Drag-Along Buyer. Notwithstanding the foregoing, no Drag-Along Election may be made (i) without the approval of the GSCP Parties so long as the GSCP Parties collectively hold at least 25% of their aggregate Initial Post-IPO Share Ownership and (ii) without the approval of the Providence Parties so long as the Providence Parties collectively hold at least 25% of their aggregate Initial Post-IPO Share Ownership.
          (b) Upon delivery of a Drag-Along Notice, each Drag-Along Shareholder shall be required to Transfer that percentage of its Company Shares equal to the percentage of the Company Shares held by the Selling Shareholders which are being Transferred to the Drag-Along Buyer, upon the same terms and conditions (including, without limitation, as to price, time of payment and form of consideration) as agreed by the Selling Shareholders and the Drag-Along Buyer and shall agree to the same conditions to the Transfer as the Selling Shareholders agree (including representations, warranties, covenants, indemnities and other agreements, but not any non-competition or similar agreements or covenants that would bind the Drag-Along Shareholder or its Affiliates); provided, however, that no Shareholder shall be required to make any representations or warranties in any agreement relating to a Drag-Along Sale other than representations and warranties relating to such Shareholder and the ownership of its Company Shares that are customary in similar transactions including, without limitation, representations and warranties relating to title, authorization and execution and delivery; it being further understood that all such representations, warranties, covenants, indemnities and agreements shall be made by each Selling Shareholder and each Drag-Along Shareholder severally and not jointly and that, except with respect to individual representations, warranties, covenants, indemnities and other agreements of the Drag-Along Shareholder as to the unencumbered title to its Company Shares and the authorization and execution and delivery of the applicable agreements and such Company Shares, the aggregate amount of the liability of the Drag-Along Shareholder shall not exceed the lesser of (i) such Drag-Along Shareholder’s pro rata portion of any such liability, to be determined in accordance with such Drag-Along Shareholder’s portion of the total number of Company Shares included in such Transfer or (ii) the proceeds to such Drag-Along Shareholder in connection with such Transfer.
          (c) In the event that any such Transfer is structured as a merger, consolidation, or similar business combination, each Drag-Along Shareholder agrees to (i) vote all of the Company Shares held by such Drag-Along Shareholder in favor of the transaction, (ii) take such other Necessary Action as may be required to effect such transaction (subject to Section 4.4(b)) and (iii) take all action to waive any dissenters, appraisal or other similar rights with respect thereto.
          (d) Solely for purposes of Section 4.4(c)(i) and in order to secure the performance of each Shareholder’s obligations under Section 4.4(c)(i), each Shareholder hereby irrevocably appoints each other Shareholder that qualifies as a Drag-Along Proxy Holder (as defined below) the attorney-in-fact and proxy of such Shareholder (with full power of substitution) to vote or provide a written consent with respect to its Company Shares as described in this paragraph if, and only in the event that, such Shareholder fails to vote or provide a written consent with respect to its Company Shares in accordance with the terms of Section 4.4(c)(i) (each such Shareholder, a “Breaching Drag-Along Shareholder”) within three (3) days of a request for such vote or written consent. Upon such failure, the Selling Shareholders shall have and are hereby irrevocably granted a proxy to vote or provide a written consent with respect to each such Breaching Drag-along Shareholder’s Company Shares for the purposes of taking the actions required by Section 4.4(c)(i) (such Selling Shareholders, a “Drag-Along Proxy Holder”). Each Shareholder intends this proxy to be, and it shall be, irrevocable and coupled with an interest, and each Shareholder will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revoke any proxy previously granted by it with respect to the matters set forth in Section 4.4(c)(i) with respect to the Company Shares owned by such Shareholder. Notwithstanding the foregoing, the conditional proxy granted by this Section 4.4(d) shall be deemed to be revoked upon the termination of this Article IV in accordance with its terms.
          (e) If any Drag-Along Shareholder fails to deliver to the Drag-Along Buyer the certificate or certificates evidencing Company Shares to be sold pursuant to this Section 4.4, the Selling Shareholders may, at their option, in addition to all other remedies they may have, deposit the purchase price (including any promissory note constituting all or any portion thereof) for such Company Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of $100 million (the “Escrow Agent”), and the Company shall cancel on its books the certificate or certificates representing such Company Shares and thereupon all of such Drag-Along Shareholder’s rights in and to such Company Shares shall terminate. Thereafter, upon delivery to the Company by such Drag-Along Shareholder of the certificate or certificates evidencing such Company Shares (duly endorsed, or with stock powers duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with any stock transfer tax stamps affixed), the Selling Shareholders shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Company) to such Drag-Along Shareholder.
     Section 4.5. Rights and Obligations of Transferees.
          (a) Any Transfer of Company Shares to any Permitted Transferee of a Shareholder, which Transfer is otherwise in compliance herewith, shall be permitted hereunder only if such Permitted Transferee agrees in writing that it shall, upon such Transfer, assume with respect to such Company Shares the transferor’s obligations under this Agreement and become a party to this Agreement for such purpose, and any other agreement or instrument executed and delivered by such transferor in respect of the Company Shares.
          (b) Notwithstanding the foregoing, Section 4.5(a) shall not apply to any Transfer of Company Shares to a Permitted Transferee completed pursuant to (i) a Registration Statement, (ii) an underwritten registered public offering, or (iii) a bona fide sale pursuant to a brokers’ transaction, transaction directly with a market maker or riskless principal transaction in each case in accordance with Rule 144 under the Securities Act (including, without limitation, block trades), in each case for which the transferor does not have knowledge that such Company Shares are being sold to a Permitted Transferee.
     Section 4.6. Additional Transfer Restrictions. Notwithstanding any other provisions of this Agreement, without the prior written consent of either the Company or the Shareholders holding greater than 70% of the Company Shares owned by the Shareholders from time to time, no Shareholder may Transfer any of its Company Shares at any time if such Transfer would:
          (a) result in any Transferee holding of record 25% or more of the total outstanding Company Shares or otherwise becoming a “controlling shareholder” under applicable United States Department of Education regulations (as in effect from time to time); or
          (b) result in any Person or Persons acquiring ownership and control of the Company such that the Company would be required to file a Form 8-K with the SEC notifying the SEC of a change in control; or
          (c) require the consent, approval, or authorization, in connection with a change of ownership or otherwise, of the United States Department of Education or of any federal, state, local or foreign education regulatory body or of any organization which engages in the granting or withholding of accreditation of post-secondary schools or their education programs.
     Section 4.7. Termination of Transfer Restrictions. The provisions of this Article IV (other than Section 4.4) shall terminate and be of no further force and effect upon the earlier of (i) the fifth anniversary of the IPO or (ii) the date on which the GSCP Parties and the Providence Parties cease to hold collectively at least 25% of their aggregate Initial Post-IPO Share Ownership. The provisions of Section 4.4 shall terminate upon the date on which the GSCP Parties and the Providence Parties cease to hold collectively at least a majority of the outstanding Company Shares.
ARTICLE V.
GENERAL PROVISIONS
     Section 5.1. Waiver by Shareholders. The rights and obligations contained in this Agreement are in addition to the relevant provisions of the Governing Documents in force from time to time and shall be construed to comply with such provisions. To the extent that this Agreement is determined to be in contravention of the Governing Documents, this Agreement shall constitute a waiver by each Shareholder, to the fullest extent permissible under applicable laws, of any right such Shareholder may have pursuant to the Governing Documents that is inconsistent with this Agreement.

     Section 5.2. Assignment; Benefit. The rights and obligations hereunder shall not be assignable without the prior written consent of the other parties hereto except as provided under Article IV. Any assignment of rights or obligations in violation of this Section 5.2 shall be null and void. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
     Section 5.3. Freedom to Pursue Opportunities. The parties expressly acknowledge and agree that to the fullest extent permitted by applicable law, the Company, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Company and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to any Shareholder, Sponsor Director or Affiliated Officer of the Company or any of their respective officers, directors, agents, shareholders, members, partners, Affiliates and subsidiaries (other than the Company and its subsidiaries) (each a “Sponsor Party”), even if the opportunity is one that the Company or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and such Person shall have no duty to communicate or offer such business opportunity to the Company and, to the fullest extent permitted by applicable law, shall not be liable to the Company or any of its subsidiaries or shareholders for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Person pursues or acquires such business opportunity, directs such business opportunity to another Person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its subsidiaries unless, in the case of any such Person who is a director or officer of the Company, such business opportunity (x) is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the Company and (y) is not separately offered to a Sponsor Party by a party other than such director or officer.
     Section 5.4. Termination. Article III of this Agreement shall terminate as set forth in such Article. Article IV of this Agreement shall terminate as set forth in Section 4.7. The remainder of this Agreement shall terminate after each GSCP Party and each Providence Party, and each of their respective Permitted Transferees shall have transferred all Company Shares owned by it.
     Section 5.5. Subsequent Acquisition of Shares. Any Company Shares acquired subsequent to the date hereof by a Shareholder shall be subject to the terms and conditions of this Agreement and such shares shall be considered to be “Company Shares” as such term is used herein for purposes of this Agreement.
     Section 5.6. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent provided by law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 5.7. Entire Agreement. This Agreement, the Governing Documents, the Registration Rights Agreement, the letter agreement, dated June 1, 2006, between EM Acquisition Corporation, which was merged with and into the Company, and GS Capital Partners V Institutional, L.P., the letter agreement, dated June 1, 2006, between EM Acquisition Corporation and Goldman Sachs Private Equity Partners 2004 – Direct Investment Fund, L.P.,

the letter agreement, dated June 1, 2006, between EM Acquisition Corporation and Goldman Sachs Private Equity Partners 2000 – Direct Investment Fund, L.P., the letter agreement, dated June 1, 2006, between EM Acquisition Corporation and Goldman Sachs Private Equity Partners 2002 – Direct Investment Fund, L.P., the letter agreement, dated June 1, 2006, between EM Acquisition Corporation and Providence Equity Partners V L.P., and the letter agreement, dated June 10, 2006, between Education Management Corporation and Leeds Equity Partners IV, L.P. constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement or understanding among them with respect to the matters referred to herein. There are no representations, warranties, promises, inducements, covenants or undertakings relating to Company Shares, other than those expressly set forth or referred to herein, the Governing Documents or in the Registration Rights Agreement. The October 2006 Agreement shall terminate in full upon the effectiveness of this Agreement.
     Section 5.8. Amendment. This Agreement may not be amended, modified, supplemented, waived or terminated (other than pursuant to Section 5.4) except by written approval of the GSCP Parties and the Providence Parties so long as the GSCP Parties or the Providence Parties, as applicable, are a Qualifying Shareholder (each, for as long as it is a Qualifying Shareholder, a “Required Shareholder”); provided that, any amendment, modification, supplement, waiver or termination that (x) materially and adversely affects the rights of any Shareholder under this Agreement (other than the Required Shareholders) disproportionately vis-à-vis any Required Shareholder (each an “Affected Shareholder”) will require the written approval of (i) the Required Shareholders and (ii) Affected Shareholders holding a majority of the outstanding Company Shares then held by all Affected Shareholders; (y) materially and adversely affects the rights of the Leeds Parties under this Agreement disproportionately vis-à-vis any Required Shareholder will require the written approval of (i) the Required Shareholder and (ii) Leeds IV; and (z) materially and adversely affects the rights of the Company under this Agreement, imposes additional obligations on the Company, or amends or modifies Section 3.1(a), 3.2, 4.1(a), 4.6 or 5.8, will require the written approval of the Company. In addition, any modification or amendment of this Section 5.8 will require the written approval of all Shareholders who then hold Shares.
     Section 5.9. Waiver. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the party against whom such waiver is claimed. Waiver by any party hereto of any breach or default by any other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party to assert its or his or her rights hereunder on any occasion or series of occasions.
     Section 5.10. Counterparts. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.
     Section 5.11. Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, addressed to the Shareholder at the address set forth below or at the address indicated on Schedule A hereto (or at such other address for a Shareholder as shall be specified by like notice):
     if to Company, to:
Education Management Corporation
210 Sixth Avenue
Pittsburgh, Pennsylvania 15222
Attention:      Chief Executive Officer
Telephone:     (412) 562-0900
Telecopy:       (412) 562-0598
with a copy (which shall not constitute notice) to:
K&L Gates LLP
535 Smithfield Street
Pittsburgh, Pennsylvania 15222
Attention:      Robert P. Zinn, Esq.
Telephone:     (412) 355-6500
Telecopy:       (412) 355-6501
Email: Robert.Zinn@klgates.com
     if to the GSCP Parties, to:
with a copy (which shall not constitute notice) to:

            Murray.Goldfarb@friedfrank.com
     if to the Providence Parties, to:
with a copy (which shall not constitute notice) to:
     if to the Leeds Parties, to:
with a copy (which shall not constitute notice) to:
     if to the other shareholders that are signatories hereto, to their respective address on file with the Company.

     Section 5.12. Governing Law. THIS AGREEMENT AND ANY CLAIM OR DISPUTE ARISING OUT OF OR RELATED TO THIS AGREEMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) OR THE SUBJECT MATTER HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS LAW, PROVIDED THAT THE PROVISIONS SET FORTH HEREIN AND ANY CLAIMS OR DISPUTES ARISING OUT OF OR RELATED TO SUCH PROVISIONS OR THE SUBJECT MATTER THEREOF THAT ARE REQUIRED TO BE GOVERNED BY THE PENNSYLVANIA BUSINESS CORPORATION LAW OF 1988, AS AMENDED, SHALL BE GOVERNED BY THE PENNSYLVANIA BUSINESS CORPORATION LAW OF 1988, AS AMENDED.
     Section 5.13. Jurisdiction. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFORE) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. ANY ACTIONS OR PROCEEDINGS TO ENFORCE A JUDGMENT ISSUED BY ONE OF THE FOREGOING COURTS MAY BE ENFORCED IN ANY JURISDICTION.
     Section 5.14. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH SHAREHOLDER WAIVES, AND COVENANTS THAT SUCH PARTY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH THE DEALINGS OF ANY SHAREHOLDER OR THE COMPANY IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. The Company or any Shareholder may file an original counterpart or a copy of this Section 5.14 with any court as written evidence of the consent of the Shareholders to the waiver of their rights to trial by jury.
     Section 5.15. Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure the money damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     Section 5.16. Marketing Materials. The Company grants the GSCP Parties, the Providence Parties, the Leeds Parties and their respective Affiliates permission to use the Company’s name and logo in marketing materials of such Shareholder or any of its Affiliates. Such Shareholder or its Affiliates, as applicable, shall include a trademark attribution notice giving notice of the Company’s ownership of its trademarks in the marketing materials in which the Company’s name and logo appear.
     Section 5.17. Notice of Events. Except as otherwise would require early disclosure under applicable law or regulation, unless a GSCP Party, a Providence Party or a Leeds Party notifies the Company that it does not want to receive information pursuant to this Section 5.17, the Company shall notify each of the GSCP Parties, the Providence Parties and the Leeds Parties on a reasonably current basis, of any events, discussions, notices or changes with respect to any criminal or regulatory investigation or action involving the Company or any of its subsidiaries (but, excluding traffic violations or similar misdemeanors), and shall reasonably cooperate with such Shareholder or its Affiliates in efforts to mitigate any adverse consequences to such Shareholder or its Affiliates which may arise (including by coordinating and providing assistance in meeting with regulators).
     Section 5.18. No Third Party Beneficiaries. Except as otherwise provided herein, this Agreement is not intended to confer upon any Person, except for the parties hereto, any rights or remedies hereunder.
* * *

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

EDUCATION MANAGEMENT CORPORATION

By:
Name:
Title:

GS CAPITAL PARTNERS V FUND, L.P.

By:	GSCP V Advisors, L.L.C., its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:	GSCP V Offshore Advisors, L.L.C., its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS V GmbH & Co. KG

By:	GSCP V Advisors, L.L.C., its general partner

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GSCP V Advisors, L.L.C., its general partner

By:
Name:
Title:

PROVIDENCE EQUITY PARTNERS V L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V LLC, its general partner

By:
Name:
Title:

PROVIDENCE EQUITY PARTNERS V-A L.P.

By:	Providence Equity Partners GP V L.P., its general partner

By:	Providence Equity Partners V LLC, its general partner

By:
Name:
Title:

PROVIDENCE EQUITY PARTNERS IV L.P.

By:	Providence Equity GP IV LP, its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV LP, its general partner

By:	Providence Equity Partners IV L.L.C., its general partner

By:
Name:
Title:

PEP EDMC L.L.C.

By:
Name:
Title:

LEEDS EQUITY PARTNERS IV, L.P.

By:
Name:
Title:

LEEDS EQUITY PARTNERS IV CO-INVESTMENT FUND A, L.P.

By:
Name:
Title:

LEEDS EQUITY PARTNERS IV CO-INVESTMENT FUND B, L.P.

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000, L.P.

By:	GS PEP 2000 Advisors, L.L.C., its general partner
[Signature Page to Shareholders’ Agreement]

By:	GSAM Gen-Par, L.L.C., its Managing Member

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 OFFSHORE HOLDINGS, L.P.

By:	GS PEP 2000 Offshore Holdings Advisors, Inc., its general partner

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 – DIRECT INVESTMENT FUND, L.P.

By:	GS PEP 2000 Direct Investment Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C., its Managing Member

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

GS PRIVATE EQUITY PARTNERS 2002, L.P.

By:	GS PEP 2002 Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C., its Managing Member

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002 OFFSHORE HOLDINGS, L.P.

By:	GS PEP 2002 Offshore Holdings Advisors, Inc., its general partner

By:	GSAM Gen-Par, L.L.C., its director

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002 – DIRECT INVESTMENT FUND, L.P.

By:	GS PEP 2002 Direct Investment Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C., its Managing Member

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

GS PRIVATE EQUITY PARTNERS 2002 EMPLOYEE FUND, L.P.

By:	GS PEP 2002 Employee Funds GP, L.L.C., its general partner

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004, L.P.

By:	Goldman Sachs PEP 2004 Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C., its Managing Member

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 OFFSHORE HOLDINGS, L.P.

By:	Goldman Sachs PEP 2004 Offshore Holdings Advisors, Inc., its general partner

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 – DIRECT INVESTMENT FUND, L.P.

By:	Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C., its Managing Member

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 EMPLOYEE FUND, L.P.

By:	Goldman Sachs PEP 2004 Employee Funds GP, L.L.C., its general partner

By:
Name:
Title:

MULTI-STRATEGY HOLDINGS, LP

By:	Multi-Strategy Holdings Offshore Advisors, Inc., its general partner

By:
Name:
Title:

GS EDMC INVESTORS, LP

By:	GS EDMC Advisors, L.L.C., its general partner

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

GSCP V EDMC HOLDINGS, L.P.

By:	[•]

By:
Name:
Title:

FISHER LYNCH CO-INVESTMENT PARTNERSHIP, L.P.

By:	Fisher Lynch GP, L.P., its general partner

By:	FLC G.P., Inc., its general partner

By:
Name:
Title:

ONTARIO TEACHERS’ PENSION PLAN BOARD

By:
Name:
Title:

GENERAL ELECTRIC PENSION TRUST

By:	GE Asset Management Incorporated, its Investment Manager

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

CGI PRIVATE EQUITY LP, LLC

By:
Name:
Title:

ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V.

By:	AlpInvest Partners 2006 B.V., its general partner

By:	AlpInvest Partners N.V., its managing director

By:
Name:
Title:

By:
Name:
Title:

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN IIA B.V., (as custodian for ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS IIA C.V.)

By:	AlpInvest Partners N.V., its managing director

By:
Name:
Title:

By:
Name:
Title:
[Signature Page to Shareholders’ Agreement]

CITIGROUP CAPITAL PARTNERS II EMPLOYEE MASTER FUND, L.P.

By:	Citigroup Private Equity LP, its general partner

By:
Name:
Title:

CITIGROUP CAPITAL PARTNERS II ONSHORE, L.P.

By:	Citigroup Private Equity LP, its general partner

By:
Name:
Title

CITIGROUP CAPITAL PARTNERS II CAYMAN HOLDINGS, L.P.

By:	Citigroup Private Equity LP, its general partner

By:
Name:
Title

CITIGROUP CAPITAL PARTNERS II 2006 CITIGROUP INVESTMENT, L.P.

By:	Citigroup Private Equity LP, its general partner

By:
Name:
Title

[OTHER SHAREHOLDERS]
[Signature Page to Shareholders’ Agreement]